Supplement Dated October 2, 2006 to the

INTERSTATE TAX-EXEMPT FUND

CALIFORNIA TAX-EXEMPT FUND

CONNECTICUT TAX-EXEMPT FUND

FLORIDA TAX-EXEMPT FUND

MASSACHUSETTS TAX-EXEMPT FUND

MICHIGAN TAX-EXEMPT FUND

NEW JERSEY TAX-EXEMPT FUND

OHIO TAX-EXEMPT FUND

PENNSYLVANIA TAX-EXEMPT FUND

VIRGINIA TAX-EXEMPT FUND

of The Reserve Tax-Exempt Trust

NEW YORK TAX-EXEMPT TRUST

of The Reserve New York Tax-Exempt Trust

ARIZONA MUNICIPAL MONEY-MARKET FUND

LOUISIANA MUNICIPAL MONEY-MARKET FUND

MINNESOTA MUNICIPAL MONEY-MARKET FUND

of The Reserve Municipal Money Market Trust

Prospectus Dated September 28, 2006

The second sentence of the first paragraph in the section “How to Buy Shares – Calculation of Net Asset Value,” is amended by deleting the sentence and replacing it with the following:

“The cut-off times are 8:30 a.m., 9:00 a.m., thereafter hourly up to and including 12:00 p.m. Eastern time for the Funds.”